EXHIBIT 10.1

HARCOURT GENERAL, INC.
(Formerly GENERAL CINEMA CORPORATION)
1988 STOCK INCENTIVE PLAN

1.     Purposes of the Plan.

       The purposes of the 1988 Stock Incentive Plan are to provide a means to attract and retain competent personnel and to provide to participating officers and other key employees long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company. These purposes may be achieved through the grant of options to purchase Common Stock of General Cinema Corporation, the grant of Stock Appreciation Rights, and the grant of other Stock-Based Awards, as described below.

2.     Definitions.

       (a)     "Affiliate" means any corporation or other entity which is not a parent or subsidiary corporation (as defined in Section 425 of the Code) and (i) with respect to which the Company possesses a direct or indirect ownership interest in, and has the power to exercise management control over, such corporation or entity, or (ii) which possesses a direct or indirect ownership interest in, and has the power to exercise management control over, the Company.

       (b)     "Board" means the Board of Directors of General Cinema Corporation or the Executive Committee thereof.

       (c)     "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

       (d)     "Committee" means the Compensation Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan, as herein defined. The Committee shall be composed entirely of members of the Board who meet the requirements of Section 4(a) hereof.

       (e)     "Common Stock" means the common stock of the Company having a par value of $1.00 per share.

       (f)     "Company" means General Cinema Corporation, and any present or future parent or subsidiary corporations (as defined in Section 425 of the Code) or any successor to such corporations.

       (g)     "Employee" means any employee of the Company or its Affiliates.

       (h)     "Fair Market Value" means the closing price of Common Stock as quoted on the Composite Tape as published in The Wall Street Journal on the date as of which the fair market value is to be determined, or if there is no trading of Common Stock on such date, the closing price of Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares.

       (i)     "Incentive Award" means a Stock Option, Stock Appreciation Right or Stock-Based Award granted under the Plan, as herein defined.

       (j)     "Incentive Stock Option" means a Stock Option that is intended to meet the requirements of Section 422A of the Code and regulations thereunder.

       (k)    "Non-Qualified Stock Option" means a Stock Option other than an Incentive Stock Option.

       (l)     "Participant" means any key Employee selected to receive an Incentive Award under the Plan.

       (m)     "Plan" means The General Cinema Corporation 1988 Stock Incentive Plan as set forth herein, as it may be amended from time to time.

       (n)     "Stock Appreciation Right" means the right to receive an amount up to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise), over (i) if the Stock Appreciation

Right is granted without relationship to a Stock Option, the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to a Stock Option, the purchase price of a share of Common Stock specified in the related Stock Option.

       (o)     "Stock-Based Award" means any award granted under Section 8.

       (p)     "Stock Option" means a right to purchase Common Stock.

3.     Shares of Common Stock Subject to the Plan.

       (a)     Subject to the provisions of Section 3(c) and Section 9 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Incentive Awards under the Plan will not exceed 2,500,000 shares.

       (b)     The Common Stock to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

       (c)     If any Incentive Award shall expire or terminate for any reason, without being exercised or paid, shares of Common Stock subject to such Incentive Award shall again be available for grant under subsequent Incentive Awards. Shares of Common Stock reserved for issuance upon payment of a Stock-Based Award when payment of the Stock-Based Award is made in cash shall be available for grant under subsequent Incentive Awards. Shares as to which a Stock Option has been surrendered in connection with the exercise of a related Stock Appreciation Right will not be available for grant under subsequent Incentive Awards.

      (d)     Subject to the general limitations contained in Sections 6, 7, 9 and 11, the Committee may make any adjustment in the exercise price, the number of shares subject to, or the terms of, a Non-Qualified Stock Option or Stock Appreciation Right by cancellation of an outstanding Non-Qualified Stock Option or Stock Appreciation Right and a subsequent regranting of a Non-Qualified Stock Option or Stock Appreciation Right, by amendment or by substitution of an outstanding Non-Qualified Stock Option or Stock Appreciation Right. Such amendment, substitution, or regrant may result in an exercise price that is higher or lower than the exercise price of the Non-Qualified Stock Option or Stock Appreciation Right, provide for a greater or lesser number of shares subject to the Non-Qualified Stock Option or Stock Appreciation Right, or provide for a longer or shorter term than the prior Non-Qualified Stock Option or Stock Appreciation Right; provided, however, that the Committee may not adversely affect the rights of any Participant to previously granted Incentive Awards without the consent of such Participant. If such action is effected by amendment, the effective date of such amendment may be the date of the original grant.

4.     Administration of the Plan.

       (a)     The Plan will be administered by the Committee, which will consist of three or more persons (i) who are not eligible to receive Incentive Awards under the Plan, and (ii) who have not been eligible within one year before appointment to the Committee, for selection as persons to whom Incentive Awards may be granted pursuant to the Plan, or to whom shares may be allocated or stock options, stock appreciation rights or other stock-based awards may be granted pursuant to any other plan of the Company entitling the participants to acquire stock, stock appreciation rights, stock options or stock-based rights in the Company.

       (b)     The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine the key Employees to whom and the time or times at which Incentive Awards may be granted or sold, to determine the number of shares of Common Stock, Stock Appreciation Rights or the number and type of Stock-Based Awards that make up each Incentive Award and to grant Incentive Awards. Each Incentive Award will be evidenced by a written instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine. The Committee also has authority to interpret the Plan, to determine the terms and provisions of the respective Incentive Award agreements and to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee will be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

       (c)     No member of the Board or the Committee and no Employee will be liable for any action taken, or determination or omission made, in good faith by the Board, the Committee or any Employee with respect to the Plan or any Incentive Award granted under it.

5.     Participation.

       (a)     The Committee shall from time to time designate those key Employees, if any, to be granted Incentive Awards under the Plan, the type of awards granted, the number of shares, options, rights or units, as the case may be, which shall be granted to each such Employee, and any other terms or conditions relating to the awards as it may deem appropriate, consistent with the provisions of the Plan. Participants may be designated at any time, and it shall not be necessary that all Participants be designated at the same meeting of the Committee. An individual who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards if the Committee so determines.

       (b)     No person will be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Stock Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least 110% of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

       (c)     In no event may any member of the Board who is not an officer or other Employee be granted an Incentive Award under the Plan.

6.     Terms and Conditions of Stock Options.

       (a)     Non-Qualified Stock Options may be granted to any key Employee selected by the Committee. Incentive Stock Options may be granted only to key Employees of the Company as selected by the Committee.

       (b)     The purchase price of Common Stock under each Stock Option will be determined by the Committee, but may not be less than the Fair Market Value on the date of grant .

       (c)     Stock Options may be exercised as determined by the Committee but in no event after ten years from the date of grant in the case of Incentive Stock Options, or after ten years and one day from the date of grant in the case of Non-Qualified Stock Options.

       (d)     Upon the exercise of a Stock Option, the purchase price will be payable in full in cash or its equivalent acceptable to the Company. To the extent provided by the Stock Option, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or Series A Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

       (e)     Notwithstanding any other provision of the Plan, any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either (i) within two years after the date of the grant of the Stock Option under which the stock was acquired or (ii) within one year after the transfer of such shares to him pursuant to exercise shall notify the Company of such disposition and of the amount realized and of his adjusted basis in such shares.

       (f)     The Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by an Employee during any calendar year under this Plan or any other stock option plan of the Company will not exceed $100,000.

       (g)     No fractional shares will be issued pursuant to the exercise of a Stock Option; payment for the fractional shares will be made in cash.

       (h)     A Stock Option granted under this Plan shall, by its terms, be non-transferable by a Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime solely by the Participant or the Participant's duly appointed guardian or personal representative.

7.     Terms and Conditions of Stock Appreciation Rights.

       (a)     A Stock Appreciation Right may be granted in connection with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option, or may be granted unrelated to a Stock Option.

       (b)     A Stock Appreciation Right related to a Stock Option shall require the holder, upon exercise, to surrender such Stock Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of an amount computed pursuant to Section 7(e). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

       (c)     In the case of Stock Appreciation Rights granted in relation to Stock Options, if the Stock Appreciation Right covers as many shares as the related Stock Option, the exercise of a related Stock Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Stock Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Stock Option, when a portion of the related Stock Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Stock Option.

       (d)     Subject to Section 7(k) and to such rules and restrictions as the Committee may, in its discretion and for any reason whatsoever, impose, a Stock Appreciation Right granted in connection with a Stock Option will be exercisable at such time or times, and only to the extent that a related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable.

       (e)     Upon the exercise of a Stock Appreciation Right related to a Stock Option, the holder will be entitled to receive payment of an amount determined by multiplying:

               (i)     The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exerciseof such Stock Appreciation Right, by

               (ii)    The number of shares as to which such Stock Appreciation Right will have been exercised.

       (f)     A Stock Appreciation Right granted without relationship to a Stock Option will be exercisable as determined by the Committee but in no event after ten years from the date of grant.

       (g)     A Stock Appreciation Right granted without relationship to a Stock Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

              (i)     The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

              (ii)    The number of shares as to which such Stock Appreciation Right will have been exercised.

       (h)     Notwithstanding subsections (e) and (g) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant's Stock Appreciation Right granted hereunder.

       (i)     Payment of the amount determined under subsections (e) and (g) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

       (j)     A Stock Appreciation Right granted under this Plan shall, by its terms, be non-transferable by a Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime solely by the Participant or the Participant's duly appointed guardian or personal representative.

       (k)     So long as required by the federal securities laws, no Stock Appreciation Right granted to an Employee subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised before six months after the date of grant except in the event death or disability of such employee occurs before the expiration of the six-month period; any exercise of a Stock Appreciation Right for cash will be made only during the period beginning on the third business day following the date of release for publication of the Company's regular quarterly or annual summary statement of revenues and income (assuming such financial data appears on a wire service, in a financial news service, or in a newspaper of general circulation, or is otherwise made publicly available) and ending on the twelfth business day following such date.

       (l)     The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right or as it may otherwise deem advisable.

       (m)     The Committee may, in its discretion, defer payment with respect to an exercise of a Stock Appreciation Right to some later time, but in no event later than 12 months after the exercise of the Stock Appreciation Right; provided, however, the Committee may not defer payment with respect to a Stock Appreciation Right which is related to an Incentive Stock Option.

8.     Stock-Based Awards

       The Committee may grant awards of shares, share units, or cash payments valued with reference to the Fair Market Value of Common Stock, including (without limitation) restricted shares, restricted share units, performance shares, performance share units, and tax-offset payments. Subject to the provisions of the Plan, the Committee shall have complete discretion to determine the terms and conditions applicable to such awards. Such terms and conditions may require, among other things, continued employment and/or attainment of specified performance objectives. The Committee shall determine whether awards granted under this Section 8 shall be settled in cash, Common Stock or a combination of cash and Common Stock.

9.     Adjustment Provisions.

       (a)     If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the number and kind of shares or other securities subject to the then-outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities subject to then-outstanding Incentive Awards without change in the aggregate purchase price or value as to which such Incentive Awards remain exercisable or subject to restrictions.

       (b)     Adjustments under paragraph (a) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.

       (c)     Notwithstanding anything to the contrary in this Plan, upon any Change of Control, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Incentive Award shall be automatically accelerated or waived so that the Incentive Award may be immediately exercised or realized in full.

       A Change of Control means the occurrence of any of the following:

              (i)  any "person" or "group" (as described in the Securities Exchange Act of 1934, as amended) becomes or is the beneficial owner of 25% or more of the combined voting power of the then outstanding voting securities with respect to the election of the Board (counting each share of Class B Stock, par value $1.00 per share, of the Company (the "Class B Stock") as having ten votes per share), and also holds more of such combined voting power than any group or person who is the beneficial owner, on June 16, 2000, of over 20% of the combined voting power of the then outstanding voting securities with respect to the election of the Board. "Person" does not include any Company employee benefit plan, any company the shares of which are held by the Company shareholders in substantially the same proportion as such shareholders held the stock of the Company immediately prior to acquiring the shares of such company, or any testamentary trust or estate;

              (ii)  any merger, consolidation, amalgamation, plan of arrangement, reorganization or similar transaction involving the Company, other than, in the case of any of the foregoing, a transaction in which the
               Company shareholders immediately prior to the transaction hold immediately thereafter, in the same proportion as immediately prior to the transaction, not less than 66 2/3% of the combined voting power of the then outstanding voting securities with respect to the election of the board of directors of the resulting entity (it being understood that if the Class B Stock shall remain outstanding following such transaction, each share of Class B Stock shall be counted as having ten votes per share for purposes of such calculation);

              (iii)  any change in a majority of the Board within a 24-month period unless the change was approved by a majority of the Incumbent Directors. "Incumbent Director" means a member of the Board at the beginning of the period in question, including any director who was not a member of the Board at the beginning of such period but was elected or nominated to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest);

              (iv)  any liquidation or sale of all or substantially all of the assets of the Company; or

              (v)  any other transaction so denominated by the Board.

10.    General Provisions.

       (a)     Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of the Company or its Affiliates or affect the right of the Company or its Affiliates to terminate the employment of any Participant at any time for any reason.

       (b)     No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Participant to take any reasonable action to meet such requirements.

       (c)     No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant, beneficiary or other person.

       (d)     The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Incentive Award. The Company may require the Participants to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to the Participant.

       The Committee may provide that, if and to the extent withholding of any federal, state or local tax is required in connection with the exercise of an option, the optionee may elect, at such time and in such manner as the Committee shall prescribe, to have the Company hold back from the shares to be delivered stock having a value calculated to satisfy such withholding obligation. Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, no such election shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor Rule under such Act.

       (e)     No Incentive Award and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Company may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award.

       (f)     The Committee shall have sole discretion to determine the time or times and conditions under which Stock Options or Stock Appreciation Rights may be exercised and, as provided in Section 8, the terms and conditions of Stock-Based Awards and the extent to which Participants or their beneficiaries may exercise Stock Appreciation Rights and receive payment with respect to, or otherwise obtain the benefits of Stock-Based Awards upon any particular Participant's retirement, death or other termination of the Participant's employment with the Company or its Affiliates. The provisions applicable to the Stock Options, Stock Appreciation Rights and/or Stock-Based Awards of a particular Participant upon the Participant's termination of employment with the Company or its Affiliates will be set forth in each agreement under which an Incentive Award is made.

       (g)     (i)  If the Committee in its sole discretion determines that as a matter of law such procedure is or may be desirable, it may require the Participant, on any exercise or payment of an Incentive Award, or any portion thereof, and as a condition to the Company's obligation to deliver to the Participant certificates representing shares of Common Stock, to execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that his purchase or receipt of shares of Common
               Stock, is for his own account for investment and not with a view to resale or distribution thereof and that any subsequent sale or offer for sale of any of such shares shall be made pursuant to either (A) a
               Registration Statement on an appropriate form under the Securities Act of 1933, as amended, which has become effective and is current with respect to the shares being offered and sold or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the
               Participant shall, before any sale or offer for sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption.

               (ii) The Company may endorse an appropriate legend referring to the foregoing restrictions or other restrictions which may be applied under the Plan on the certificate or certificates representing any shares of Common Stock issued or transferred to a Participant under any Incentive Award granted under the Plan.

       (h)     If at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock covered by the Plan on any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the sale or transfer of shares of Common Stock under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained or otherwise provided for, free of any conditions not acceptable to the Board.

11.    Amendment and Termination of Plan; Amendment of Incentive Awards.

       (a)     The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the shareholders of the Company:

              (i)   Change the class of person eligible to receive Incentive Awards under the Plan;

              (ii)  Materially increase the benefits accruing to Participants under the Plan;

              (iii) Increase the number of shares of Common Stock subject to the Plan; or

              (iv)  Transfer the administration of the Plan to any person who is not a "disinterested administrator" under Rule 16b.

       (b)     Except as otherwise provided by Section 3(d) and Section 9, the Committee may not, without the consent of a Participant, make modifications in the terms and conditions of an Incentive Award which may adversely affect the Participant's Incentive Award.

       (c)     No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

       (d)     The Committee may refrain from designating any Participants or may refrain from making any Incentive Awards, but such action shall not be deemed a termination of the Plan. No employee shall have any claim or right to be granted Incentive Awards under the Plan.

12.    Effective Date of Plan Duration of Plan.

The Plan will become effective upon adoption by the Board, subject to approval by the shareholders of General Cinema Corporation. The Plan will terminate, unless sooner terminated under Section 11, on December 17, 1997, being the day before the tenth anniversary of the day on which the Plan was adopted by the Board.